UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 19, 2006
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

357 Castro Street, Suite 5
Mountain View, California    94041
(Address of principal executive offices including zip code)

(650) 938-8815
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Section 5 — Corporate Governance and Management

Item 5.02    Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On March 19, 2006, Mr. Douglas Watson resigned as the interim Chief Financial Officer. The company is in the process of looking for a new CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ MALI KUO Mali Kuo Chief Executive Officer

Date: March 24, 2006